FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
Growth Portfolio	PAEAX	PAEBX	PAECX	PAGMX	PASRX	PAGYX
Balanced Portfolio	PABAX	PABBX	AABCX	PABMX	PAARX	PABYX
Conservative Portfolio	PACAX	PACBX	PACCX	PACMX	PACRX	PACYX

Putnam
Asset Allocation
Funds

Prospectus 1 |30 |10	Putnam Asset Allocation: Growth Portfolio
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio

Fund summaries	2
What are each fund’s main investment strategies and related risks?	17
Who oversees and manages the funds?	23
How do the funds price their shares?	25
How do I buy fund shares?	26
How do I sell or exchange fund shares?	33
Policy on excessive short-term trading	36
Distribution plans and payments to dealers	39
Fund distributions and taxes	41
Financial highlights	43

Investment Category: Asset Allocation This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Fund summaries

Putnam Asset Allocation: Growth Portfolio

Goal

The Growth Portfolio seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 26 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	5.75%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)
					Total
		Distribution		Acquired fund	annual fund
	Management	and service	Other	operating	operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses***
Class A	0.61%	0.25%	0.42%	0.01%	1.29%
Class B	0.61%	1.00%	0.42%	0.01%	2.04%
Class C	0.61%	1.00%	0.42%	0.01%	2.04%
Class M	0.61%	0.75%	0.42%	0.01%	1.79%
Class R	0.61%	0.50%	0.42%	0.01%	1.54%
Class Y	0.61%	N/A	0.42%	0.01%	1.04%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

2	Prospectus

*** Reflects projected expenses under a new management contract effective 1/1/2010 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$699	$960	$1,242	$2,042
Class B	$707	$940	$1,298	$2,176
Class B
(no redemption)	$207	$640	$1,098	$2,176
Class C	$307	$640	$1,098	$2,369
Class C
(no redemption)	$207	$640	$1,098	$2,369
Class M	$526	$894	$1,286	$2,382
Class R	$157	$486	$839	$1,834
Class Y	$106	$331	$574	$1,271

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 130%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Prospectus	3

Class	Strategic Allocation	Range
Equity	80%	65-95%
Fixed Income	20%	5-35%

We invest mainly in a diversified portfolio of equity securities (growth or value stocks or both) of companies of any size. We may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest, to a lesser extent, in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations and corporate obligations. We may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments.

We may also select other investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets between stocks and bonds may hurt performance. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

4	Prospectus

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Average annual total returns after sales charges
(for periods ending 12/31/09)

Share class	1 year	5 years	10 years
Class A before taxes	28.96%	1.30%	0.70%
Class A after taxes on
distributions	27.35%	0.72%	–0.50%
Class A after taxes on
distributions and sale of
fund shares	19.11%	0.88%	–0.04%
Class B before taxes	31.00%	1.40%	0.55%
Class C before taxes	34.85%	1.77%	0.55%
Class M before taxes	31.61%	1.29%	0.43%
Class R before taxes	36.53%	2.22%	1.03%
Class Y before taxes	37.32%	2.77%	1.54%
Russell 3000 Index
(no deduction for fees,
expenses or taxes)	28.34%	0.76%	–0.20%
Putnam Growth Blended
Benchmark (no deduction for
fees, expenses or taxes)	29.25%	3.12%	2.12%

Prospectus	5

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Barclays Capital Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, Portfolio manager of fund since 2002

James Fetch, Portfolio Manager, Portfolio manager of fund since 2008

Robert Kea, Portfolio Manager, Portfolio manager of fund since 2002

Robert Schoen, Portfolio Manager, Portfolio manager of fund since 2002

Jason Vaillancourt, Portfolio Manager, Portfolio manager of fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about the Growth Portfolio, Balanced Portfolio and Conservative Portfolio beginning on page 16.

Putnam Asset Allocation: Balanced Portfolio

Goal

The Balanced Portfolio seeks total return. Total return is comprised of capital appreciation and income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 26 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s SAI.

6	Prospectus

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	5.75%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

					Total
		Distribution		Acquired fund	annual fund
	Management	and service	Other	operating	operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses***
Class A	0.54%	0.25%	0.36%	0.02%	1.17%
Class B	0.54%	1.00%	0.36%	0.02%	1.92%
Class C	0.54%	1.00%	0.36%	0.02%	1.92%
Class M	0.54%	0.75%	0.36%	0.02%	1.67%
Class R	0.54%	0.50%	0.36%	0.02%	1.42%
Class Y	0.54%	N/A	0.36%	0.02%	0.92%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Reflects projected expenses under a new management contract effective 1/1/2010. Excludes estimated interest accruing in connection with the termination of certain derivatives contracts. Had such interest been included, for each share class “Other expenses” would be 0.39% and “Total annual fund operating expenses” would be increased by 0.03%.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Prospectus	7

Share class	1 year	3 years	5 years	10 years
Class A	$687	$925	$1,182	$1,914
Class B	$695	$903	$1,237	$2,048
Class B
(no redemption)	$195	$603	$1,037	$2,048
Class C	$295	$603	$1,037	$2,243
Class C
(no redemption)	$195	$603	$1,037	$2,243
Class M	$514	$858	$1,226	$2,257
Class R	$145	$449	$776	$1,702
Class Y	$94	$293	$509	$1,131

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 201%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Equity	60%	45-75%
Fixed Income	40%	25-55%

We invest mainly in a diversified portfolio of equity securities (growth or value stocks or both) of companies of any size. We may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations and corporate obligations. We may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments.

8	Prospectus

We may also select other investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Our allocation of assets between stocks and bonds may hurt performance. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Prospectus	9

Average annual total returns after sales charges
(for periods ending 12/31/09)

Share class	1 year	5 years	10 years
Class A before taxes	27.42%	0.88%	0.99%
Class A after taxes on
distributions	25.02%	0.01%	–0.22%
Class A after taxes on
distributions and sale of
fund shares	17.91%	0.34%	0.20%
Class B before taxes	29.22%	1.00%	0.84%
Class C before taxes	33.19%	1.30%	0.82%
Class M before taxes	29.83%	0.86%	0.72%
Class R before taxes	34.80%	1.79%	1.30%
Class Y before taxes	35.66%	2.34%	1.84%
Russell 3000 Index
(no deduction for fees,
expenses or taxes)	28.34%	0.76%	–0.20%
Putnam Balanced Blended
Benchmark (no deduction for
fees, expenses or taxes)	22.31%	3.14%	2.91%

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Barclays Capital Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

10	Prospectus

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, Portfolio manager of fund since 2002

James Fetch, Portfolio Manager, Portfolio manager of fund since 2008

Robert Kea, Portfolio Manager, Portfolio manager of fund since 2002

Robert Schoen, Portfolio Manager, Portfolio manager of fund since 2002

Jason Vaillancourt, Portfolio Manager, Portfolio manager of fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about the Growth Portfolio, Balanced Portfolio and Conservative Portfolio beginning on page 16.

Putnam Asset Allocation: Conservative Portfolio

Goal

The Conservative Portfolio seeks total return consistent with preservation of capital.

Total return is comprised of capital appreciation and income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 26 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s SAI.

Prospectus	11

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	5.75%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

					Total
		Distribution		Acquired fund	annual fund
	Management	and service	Other	operating	operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses***
Class A	0.54%	0.25%	0.32%	0.02%	1.13%
Class B	0.54%	1.00%	0.32%	0.02%	1.88%
Class C	0.54%	1.00%	0.32%	0.02%	1.88%
Class M	0.54%	0.75%	0.32%	0.02%	1.63%
Class R	0.54%	0.50%	0.32%	0.02%	1.38%
Class Y	0.54%	N/A	0.32%	0.02%	0.88%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Reflects projected expenses under a new management contract effective 1/1/2010. Excludes estimated interest accruing in connection with the termination of certain derivatives contracts. Had such interest been included, for each share class “Other expenses” would be 0.35% and “Total annual fund operating expenses” would be increased by 0.03%.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

12	Prospectus

Share class	1 year	3 years	5 years	10 years
Class A	$684	$913	$1,161	$1,871
Class B	$691	$891	$1,216	$2,005
Class B
(no redemption)	$191	$591	$1,016	$2,005
Class C	$291	$591	$1,016	$2,201
Class C
(no redemption)	$191	$591	$1,016	$2,201
Class M	$510	$846	$1,205	$2,215
Class R	$140	$437	$755	$1,657
Class Y	$90	$281	$488	$1,084

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 292%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Equity	30%	15-45%
Fixed Income	70%	55-85%

We invest mainly in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations and corporate obligations. We may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We also invest, to a lesser extent, in a diversified portfolio of equity securities (growth or value stocks or both) of companies of any size. We may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments.

Prospectus	13

We may also select other investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. Growth stocks may be more susceptible to earnings disappointments and value stocks may fail to rebound. Our allocation of assets between stocks and bonds may hurt performance. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

14	Prospectus

Average annual total returns after sales charges
(for periods ending 12/31/09)

Share class	1 year	5 years	10 years
Class A before taxes	23.00%	1.61%	2.51%
Class A after taxes on
distributions	20.62%	0.42%	0.80%
Class A after taxes on
distributions and sale of
fund shares	14.96%	0.73%	1.11%
Class B before taxes	24.60%	1.72%	2.32%
Class C before taxes	28.48%	2.11%	2.34%
Class M before taxes	25.47%	1.60%	2.21%
Class R before taxes	30.54%	2.83%	3.03%
Class Y before taxes	30.94%	3.14%	3.38%
Barclays Capital Aggregate
Bond Index (no deduction
for fees, expenses or taxes)	5.93%	4.97%	6.33%
Putnam Conservative
Blended Benchmark
(no deduction for fees,
expenses or taxes)	15.25%	4.23%	4.77%

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Barclays Capital Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

Prospectus	15

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, Portfolio manager of fund since 2002

James Fetch, Portfolio Manager, Portfolio manager of fund since 2008

Robert Kea, Portfolio Manager, Portfolio manager of fund since 2002

Robert Schoen, Portfolio Manager, Portfolio manager of fund since 2002

Jason Vaillancourt, Portfolio Manager, Portfolio manager of fund since 2008

For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important additional information about the Growth Portfolio, Balanced Portfolio and Conservative Portfolio beginning on page 16.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE
GROWTH PORTFOLIO, BALANCED PORTFOLIO AND
CONSERVATIVE PORTFOLIO

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

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Tax information

The Growth Portfolio, Balanced Portfolio and Conservative Portfolio normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. These distributions may be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

EQUITY CLASS

Each fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

• Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends

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only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it.

Value stocks — Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

• Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

Each fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

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Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore a fund might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Portfolio’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment-grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity.

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Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

BOTH CLASSES

• Foreign investments. Each fund may invest in the securities of foreign companies, but the Growth Portfolio invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:

– Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

– Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

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– Unreliable or untimely information: There may be less publicly available information about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

– Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

– Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value a fund’s foreign investments.

– Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

– Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long or short term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers.

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However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. In addition, derivatives positions that offset each other may be netted together for purposes of our policy on strategic allocation between stocks and bonds.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

• Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index) and investments in bank loans. A fund may also loan its portfolio securities to earn income. These practices may be subject to other risks, as described in the SAI.

• Alternative strategies. Under normal market conditions, we keep each fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily invest some or all of the fund’s assets using alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent a fund from achieving its goal.

• Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

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• Portfolio turnover rate. Each fund’s portfolio turnover rate measures how frequently a fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that a fund sold and replaced securities valued at 100% of such fund’s assets within a one-year period. From time to time the funds may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. Each fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

• Portfolio holdings. The SAI includes a description of the funds’ policies with respect to the disclosure of each of the fund’s portfolio holdings. For more specific information on each fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the funds file a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management)).

The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

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Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The funds’ investment manager

The Trustees have retained Putnam Management to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business. The basis for the Trustees’ approval of the funds’ management contract and the sub-management and sub-advisory contracts described below is discussed in the funds’ annual report to shareholders dated September 30, 2009. Each fund paid Putnam Management a quarterly management fee for these services based on each fund’s average net assets. The Growth Portfolio, Balanced Portfolio and Conservative Portfolio paid Putnam Management, management fees (after any applicable waivers) of 0.55%, 0.50% and 0.60%, respectively, of average net assets for each fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

In late 2009, shareholders approved a new management contract for the fund, the terms of which are contained in the SAI.

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not a fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate The Putnam Advisory Company, LLC (PAC) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. Putnam Management or PIL, as applicable (and not a fund), will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109, with additional investment management personnel located in Singapore.

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Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of fund or provide other investment services, consistent with local regulations.

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.

Portfolio Managers	Joined fund	Employer	Positions over past five years

Jeffrey Knight	2002	Putnam Management	Head of Global Asset
		1993 – Present	Allocation
			Previously, Director, Global
			Asset Allocation

James Fetch	2008	Putnam Management	Portfolio Manager
		1994 – Present	Previously, Investment
			Strategist and Analyst

Robert Kea	2002	Putnam Management	Portfolio Manager
		1989 – Present	Previously, Quantitative
			Analyst and Analyst

Robert Schoen	2002	Putnam Management	Portfolio Manager
		1997 – Present	Previously, Quantitative
			Analyst

Jason Vaillancourt	2008	Putnam Management	Portfolio Manager
		1999 – Present	Previously, Investment
			Strategist and Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

The price of a fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the funds’ Trustees or dealers selected

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by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 3:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the funds have adopted fair value pricing procedures, which, among other things, require a fund to assess the fair value of foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

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You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in a retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the funds are unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, a fund reserves the right to close your account.

Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

While the funds no longer issue certificates for fund shares, previously issued share certificates remain valid.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

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• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

• How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

• How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.

• Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

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Here is a summary of the differences among the classes of shares

Class A shares

• Initial sales charge of up to 5.75%

• Lower sales charges available for investments of $50,000 or more

• No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

• Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

• Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

• No initial sales charge; your entire investment goes to work immediately

• Deferred sales charge of 1.00% if shares are sold within one year of purchase

• Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class M shares

• Initial sales charge of up to 3.50%

• Lower sales charges available for investments of $50,000 or more

• No deferred sales charge (except that a deferred sales charge of 0.65% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time

• Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available to qualified plans only)

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

• Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

• No conversion to class A shares, so future 12b-1 fees do not decline over time.

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

• qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

• bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

• corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

• college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

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• other Putnam funds and Putnam investment products;

• investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Putnam; and

• fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Putnam.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

• No initial sales charge; your entire investment goes to work immediately

• No deferred sales charge

• Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees.

Initial sales charges for class A and M shares

	Class A sales charge as		Class M sales charge as
	a percentage of*:		a percentage of*:
Amount of purchase at	Net amount	Offering	Net amount	Offering
offering price ($)	invested	price**	invested	price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under
100,000	4.71	4.50	2.56	2.50
100,000 but under
250,000	3.63	3.50	1.52	1.50
250,000 but under
500,000	2.56	2.50	1.01	1.00
500,000 but under
1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Prospectus	31

Reducing your class A or class M sales charge

The funds offer two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

• Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in a fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the funds will use the current maximum public offering price of those shares.

• Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund or funds will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The

32	Prospectus

funds or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Investment Choices, then Mutual Funds, then Pricing Policies, and in the SAI.

• Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of a fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI.

You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. (See Policy on excessive short-term trading regarding sales or exchanges made within 7 days of purchase.) Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

• Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your representative will be responsible for

Prospectus	33

furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

• Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee.

• By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

• By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

• Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.

• Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

• Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other

34	Prospectus

Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. Please see the SAI for more information. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

• Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks.

• Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Prospectus	35

Policy on excessive short-term trading

• Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of a fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in each fund’s shares, which will reduce a fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

• Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts

36	Prospectus

about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

• Short-term trading fee. Each fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 7 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess each fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, each fund’s short-term trading fee.

• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on each fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or a fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege.

Prospectus	37

Each fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

• Account restrictions. In addition to enforcing these exchange parameters, Putnam Management and each fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or each of the funds may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in a fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. Each of the funds may take these steps in its discretion even if the investor’s activity may not have been detected by each particular fund’s current monitoring parameters.

• Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, each fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and

38	Prospectus

cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

• Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under the heading Fund summaries — Fees and expenses.

Prospectus	39

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. Certain dealers also receive additional payments from a fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in a fund or other Putnam funds on an annual basis. See the discussion in the SAI under the heading Management —Investor Servicing Agent for more details.

You can find a list of all dealers to which Putnam made marketing support and/ or program servicing payments in 2009 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and

40	Prospectus

its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

Fund distributions and taxes

The Growth Portfolio, Balanced Portfolio and Conservative Portfolio normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the respective fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the applicable fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund. Generally, periodic distributions from a fund to the plan are reinvested in additional fund shares, although the plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long you have owned your shares. Properly designated distributions of gains from investments that the funds owned for more than one year are generally taxable to you as long-term capital gains. Distributions of gains from investments that the funds owned for one year or less and gains on the sale of bonds characterized as market discount are generally taxable to you as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in this manner whether you receive them in cash or reinvest them in additional shares of a fund or other Putnam funds. Long-term capital gains rates are currently reduced to a maximum of 15% (with lower rates applying to taxpayers in lower brackets). These rate reductions, as well as the application of long-term

Prospectus	41

capital gains rates to qualified dividend income, are scheduled to expire for taxable years beginning on or after January 1, 2011. It is currently unclear whether Congress will extend these provisions for tax years beginning on or after January 1, 2011.

Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution, because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

42	Prospectus

Financial highlights

The financial highlights tables are intended to help you understand a fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in a fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP.

Its report and the funds’ financial statements are included in the funds’ annual report to shareholders, which is available upon request.

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Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio	Ratio of net
	Net asset	Net	Net realized			From net							of expenses	investment
	value,	investment	and unrealized	Total from	From net	realized			Non-recurring		Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	distributions	fees [e]	ments	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%) [h]

Class A
September 30, 2009	$11.30	.19	(.07)	.12	(.39)	—	(.39)	—	— [e,i]	$11.03	2.31	$1,127,303	1.22 [j]	2.09	130.14
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	—	—	11.30	(23.82)	1,338,008	1.13	2.08	112.72
September 30, 2007	13.32	.22	1.68	1.90	(.08)	—	(.08)	—	—	15.14	14.31	1,763,893	1.14	1.52	80.70
September 30, 2006	11.97	.19 [g]	1.26	1.45	(.10)	—	(.10)	—	—	13.32	12.19 [g]	1,152,980	1.14 [g]	1.51 [g]	85.02
September 30, 2005	10.26	.15 [f]	1.69	1.84	(.13)	—	(.13)	—	—	11.97	18.02	775,947	1.25	1.34 [f]	111.90

Class B
September 30, 2009	$11.05	.12	(.04)	.08	(.28)	—	(.28)	—	— [e,i]	$10.85	1.64	$201,795	1.97 [j]	1.34	130.14
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	—	—	11.05	(24.38)	269,312	1.88	1.30	112.72
September 30, 2007	13.05	.11	1.64	1.75	—	—	—	—	—	14.80	13.41	432,178	1.89	.76	80.70
September 30, 2006	11.73	.09 [g]	1.24	1.33	(.01)	—	(.01)	—	—	13.05	11.37 [g]	363,651	1.89 [g]	.75 [g]	85.02
September 30, 2005	10.06	.06 [f]	1.67	1.73	(.06)	—	(.06)	—	—	11.73	17.22	315,199	2.00	.59 [f]	111.90

Class C
September 30, 2009	$10.87	.12	(.04)	.08	(.29)	—	(.29)	—	— [e,i]	$10.66	1.63	$134,572	1.97 [j]	1.34	130.14
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	—	—	10.87	(24.37)	167,237	1.88	1.31	112.72
September 30, 2007	12.86	.11	1.61	1.72	— [e]	—	— [e]	—	—	14.58	13.40	241,464	1.89	.77	80.70
September 30, 2006	11.57	.09 [g]	1.22	1.31	(.02)	—	(.02)	—	—	12.86	11.38 [g]	150,255	1.89 [g]	.76 [g]	85.02
September 30, 2005	9.92	.06 [f]	1.64	1.70	(.05)	—	(.05)	—	—	11.57	17.21	96,350	2.00	.59 [f]	111.90

Class M
September 30, 2009	$11.09	.14	(.05)	.09	(.32)	—	(.32)	—	— [e,i]	$10.86	1.84	$29,912	1.72 [j]	1.58	130.14
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	—	—	11.09	(24.15)	37,313	1.63	1.57	112.72
September 30, 2007	13.09	.14	1.65	1.79	(.02)	—	(.02)	—	—	14.86	13.65	50,657	1.64	1.00	80.70
September 30, 2006	11.77	.12 [g]	1.24	1.36	(.04)	—	(.04)	—	—	13.09	11.60 [g]	40,409	1.64 [g]	1.00 [g]	85.02
September 30, 2005	10.09	.09 [f]	1.67	1.76	(.08)	—	(.08)	—	—	11.77	17.48	34,029	1.75	.84 [f]	111.90

Class R
September 30, 2009	$11.16	.17	(.08)	.09	(.37)	—	(.37)	—	— [e,i]	$10.88	1.97	$10,844	1.47 [j]	1.85	130.14
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	—	—	11.16	(24.08)	8,950	1.38	1.88	112.72
September 30, 2007	13.18	.18	1.66	1.84	(.06)	—	(.06)	—	—	14.96	14.00	7,447	1.39	1.28	80.70
September 30, 2006	11.87	.17 [g]	1.23	1.40	(.09)	—	(.09)	—	—	13.18	11.85 [g]	6,258	1.39 [g]	1.31 [g]	85.02
September 30, 2005	10.21	.12 [f]	1.68	1.80	(.14)	—	(.14)	—	—	11.87	17.80	1,285	1.50	1.10 [f]	111.90

Class Y
September 30, 2009	$11.42	.22	(.09)	.13	(.43)	—	(.43)	—	— [e,i]	$11.12	2.43	$240,911	.97 [j]	2.41	130.14
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	—	—	11.42	(23.55)	166,154.88		2.30	112.72
September 30, 2007	13.44	.26	1.69	1.95	(.11)	—	(.11)	—	—	15.28	14.55	217,314.89		1.75	80.70
September 30, 2006	12.08	.22 [g]	1.27	1.49	(.13)	—	(.13)	—	—	13.44	12.40 [g]	154,877	.89 [g]	1.73 [g]	85.02
September 30, 2005	10.35	.18 [f]	1.70	1.88	(.15)	—	(.15)	—	—	12.08	18.35	301,901	1.00	1.58 [f]	111.90

See notes to financial highlights at the end of this section.

44	Prospectus	Prospectus	45

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

September 30, 2007	0.01

September 30, 2006	0.01

September 30, 2005	0.02

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

46	Prospectus

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Prospectus	47

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio
												of expenses
											Ratio	to average	Ratio of net
	Net asset		Net realized								of expenses	net assets	investment
	value,		and unrealized	Total from	From net				Total return	Net assets,	to average	excluding	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	Net asset value,	at net asset	end of period	net assets	interest	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c,d]	expense (%) [c,d]	net assets (%) [d]	turnover (%) [h]

Class A
September 30, 2009	$10.01	.21	.05 [j]	.26	(.45)	(.45)	—	$9.82	3.79	$927,285	1.23 [i]	1.13	2.54	200.58
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	—	10.01	(19.45)	1,142,882	1.09	1.09	3.07	123.63
September 30, 2007	11.86	.27	.83	1.10	(.22)	(.22)	—	12.74	9.36	1,619,706	1.06	1.06	2.19	106.89
September 30, 2006	11.04	.23 [g]	.82	1.05	(.23)	(.23)	—	11.86	9.64 [g]	1,329,409	1.00 [g]	1.00 [g]	2.04 [g]	90.03
September 30, 2005	9.94	.18 [f]	1.05	1.23	(.13)	(.13)	—	11.04	12.40	1,077,903	1.12	1.12	1.72 [f]	144.41

Class B
September 30, 2009	$9.96	.14	.07 [j]	.21	(.39)	(.39)	—	$9.78	3.10	$131,854	1.98 [i]	1.88	1.76	200.58
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	—	9.96	(19.99)	191,536	1.84	1.84	2.30	123.63
September 30, 2007	11.78	.18	.83	1.01	(.13)	(.13)	—	12.66	8.58	311,754	1.81	1.81	1.43	106.89
September 30, 2006	10.96	.14 [g]	.83	.97	(.15)	(.15)	—	11.78	8.88 [g]	324,825	1.75 [g]	1.75 [g]	1.28 [g]	90.03
September 30, 2005	9.87	.10 [f]	1.04	1.14	(.05)	(.05)	—	10.96	11.54	340,442	1.87	1.87	.97 [f]	144.41

Class C
September 30, 2009	$9.85	.15	.04 [j]	.19	(.39)	(.39)	—	$9.65	2.97	$99,579	1.98 [i]	1.88	1.79	200.58
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	—	9.85	(20.01)	118,179	1.84	1.84	2.32	123.63
September 30, 2007	11.66	.18	.82	1.00	(.13)	(.13)	—	12.53	8.64	162,251	1.81	1.81	1.43	106.89
September 30, 2006	10.87	.14 [g]	.80	.94	(.15)	(.15)	—	11.66	8.72 [g]	128,541	1.75 [g]	1.75 [g]	1.29 [g]	90.03
September 30, 2005	9.79	.10 [f]	1.03	1.13	(.05)	(.05)	—	10.87	11.58	101,610	1.87	1.87	.97 [f]	144.41

Class M
September 30, 2009	$10.00	.17	.05 [j]	.22	(.41)	(.41)	—	$9.81	3.27	$22,010	1.73 [i]	1.63	2.04	200.58
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	—	10.00	(19.82)	27,475	1.59	1.59	2.58	123.63
September 30, 2007	11.84	.21	.83	1.04	(.16)	(.16)	—	12.72	8.83	38,124	1.56	1.56	1.68	106.89
September 30, 2006	11.02	.17 [g]	.82	.99	(.17)	(.17)	—	11.84	9.11 [g]	34,730	1.50 [g]	1.50 [g]	1.54 [g]	90.03
September 30, 2005	9.92	.13 [f]	1.05	1.18	(.08)	(.08)	—	11.02	11.87	32,605	1.62	1.62	1.22 [f]	144.41

Class R
September 30, 2009	$9.97	.19	.04 [j]	.23	(.43)	(.43)	—	$9.77	3.45	$7,476	1.48 [i]	1.38	2.31	200.58
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	—	9.97	(19.62)	6,667	1.34	1.34	2.83	123.63
September 30, 2007	11.79	.24	.83	1.07	(.17)	(.17)	—	12.69	9.13	5,151	1.31	1.31	1.95	106.89
September 30, 2006	10.99	.22 [g]	.79	1.01	(.21)	(.21)	—	11.79	9.25 [g]	9,385	1.25 [g]	1.25 [g]	1.87 [g]	90.03
September 30, 2005	9.91	.16 [f]	1.03	1.19	(.11)	(.11)	—	10.99	12.06	1,210	1.37	1.37	1.49 [f]	144.41

Class Y
September 30, 2009	$10.03	.24	.03 [j]	.27	(.47)	(.47)	—	$9.83	3.96	$273,251	.98 [i]	.88	2.88	200.58
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	—	10.03	(19.20)	231,078.84		.84	3.33	123.63
September 30, 2007	11.88	.30	.84	1.14	(.26)	(.26)	—	12.76	9.61	238,397.81		.81	2.43	106.89
September 30, 2006	11.06	.26 [g]	.82	1.08	(.26)	(.26)	—	11.88	9.89 [g]	166,321	.75 [g]	.75 [g]	2.28 [g]	90.03
September 30, 2005	9.95	.21 [f]	1.06	1.27	(.16)	(.16)	—	11.06	12.77	354,455.87		.87	1.97 [f]	144.41

See notes to financial highlights at the end of this section.

48	Prospectus	Prospectus	49

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.12%

September 30, 2008	<0.01

September 30, 2007	0.01

September 30, 2006	0.01

September 30, 2005	0.02

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

50	Prospectus

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Prospectus	51

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
												Ratio	to average	Ratio of net
	Net asset	Net	Net realized									of expenses	net assets	investment
	value,	investment	and unrealized	Total from	From net				Net asset	Total return	Net assets,	to average	excluding	income (loss)
	beginning	income	gain (loss)	on investment	investment	Total	Redemption	Non-recurring	value, end of	at net asset	end of period	net assets	interest	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	distributions	fees [e]	reimbursements	period	value [b]	(in thousands)	(%) [c,d]	expense (%) [c,d]	net assets (%) [d]	turnover (%) [h]

Class A
September 30, 2009	$8.35	.22	.35	.57	(.32)	(.32)	—	— [e,i]	$8.60	7.52	$359,937	1.28 [j]	1.17	3.00	292.22
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	—	—	8.35	(12.09)	403,932	1.15	1.15	4.06	170.35
September 30, 2007	9.59	.30	.25	.55	(.30)	(.30)	—	—	9.84	5.76	492,125	1.15	1.15	3.09	150.59
September 30, 2006	9.33	.28 [g]	.31	.59	(.33)	(.33)	—	—	9.59	6.46 [g]	414,952	1.06 [g]	1.06 [g]	2.95 [g]	133.41
September 30, 2005	8.84	.21 [f]	.48	.69	(.20)	(.20)	—	—	9.33	7.92	378,616	1.20	1.20	2.28 [f]	209.05

Class B
September 30, 2009	$8.27	.17	.36	.53	(.26)	(.26)	—	— [e,i]	$8.54	7.02	$37,157	2.03 [j]	1.92	2.24	292.22
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.27	(12.77)	48,764	1.90	1.90	3.31	170.35
September 30, 2007	9.50	.23	.24	.47	(.22)	(.22)	—	—	9.75	5.00	73,813	1.90	1.90	2.36	150.59
September 30, 2006	9.25	.20 [g]	.31	.51	(.26)	(.26)	—	—	9.50	5.61 [g]	89,287	1.81 [g]	1.81 [g]	2.21 [g]	133.41
September 30, 2005	8.78	.14 [f]	.47	.61	(.14)	(.14)	—	—	9.25	6.94	109,941	1.95	1.95	1.56 [f]	209.05

Class C
September 30, 2009	$8.28	.17	.34	.51	(.26)	(.26)	—	— [e,i]	$8.53	6.79	$40,389	2.03 [j]	1.92	2.25	292.22
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.28	(12.76)	47,692	1.90	1.90	3.31	170.35
September 30, 2007	9.49	.23	.26	.49	(.22)	(.22)	—	—	9.76	5.21	56,647	1.90	1.90	2.34	150.59
September 30, 2006	9.24	.20 [g]	.31	.51	(.26)	(.26)	—	—	9.49	5.64 [g]	46,990	1.81 [g]	1.81 [g]	2.20 [g]	133.41
September 30, 2005	8.76	.14 [f]	.48	.62	(.14)	(.14)	—	—	9.24	7.08	38,901	1.95	1.95	1.56 [f]	209.05

Class M
September 30, 2009	$8.27	.19	.35	.54	(.28)	(.28)	—	— [e,i]	$8.53	7.18	$8,859	1.78 [j]	1.67	2.55	292.22
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	—	—	8.27	(12.54)	10,452	1.65	1.65	3.55	170.35
September 30, 2007	9.50	.25	.25	.50	(.25)	(.25)	—	—	9.75	5.27	12,409	1.65	1.65	2.59	150.59
September 30, 2006	9.25	.23 [g]	.30	.53	(.28)	(.28)	—	—	9.50	5.86 [g]	11,794	1.56 [g]	1.56 [g]	2.45 [g]	133.41
September 30, 2005	8.77	.16 [f]	.48	.64	(.16)	(.16)	—	—	9.25	7.32	12,913	1.70	1.70	1.81 [f]	209.05

Class R
September 30, 2009	$8.45	.21	.39	.60	(.30)	(.30)	—	— [e,i]	$8.75	7.74	$2,594	1.53 [j]	1.42	2.71	292.22
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	—	—	8.45	(12.28)	3,127	1.40	1.40	3.66	170.35
September 30, 2007	9.67	.28	.27	.55	(.27)	(.27)	—	—	9.95	5.77	1,251	1.40	1.40	2.84	150.59
September 30, 2006	9.38	.26 [g]	.34	.60	(.31)	(.31)	—	—	9.67	6.49 [g]	927	1.31 [g]	1.31 [g]	2.70 [g]	133.41
September 30, 2005	8.86	.19 [f]	.51	.70	(.18)	(.18)	—	—	9.38	7.98	428	1.45	1.45	2.10 [f]	209.05

Class Y
September 30, 2009	$8.34	.25	.37	.62	(.34)	(.34)	—	— [e,i]	$8.62	8.17	$539,433	1.03 [j]	.92	3.29	292.22
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	—	—	8.34	(11.88)	470,161.90		.90	4.30	170.35
September 30, 2007	9.57	.33	.25	.58	(.32)	(.32)	—	—	9.83	6.14	463,781.90		.90	3.34	150.59
September 30, 2006	9.31	.30 [g]	.31	.61	(.35)	(.35)	—	—	9.57	6.75 [g]	387,395	.81 [g]	.81 [g]	3.20 [g]	133.41
September 30, 2005	8.83	.24 [f]	.47	.71	(.23)	(.23)	—	—	9.31	8.11	377,247.95		.95	2.62 [f]	209.05

See notes to financial highlights at the end of this section.

52	Prospectus	Prospectus	53

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.05%

September 30, 2008	0.01

September 30, 2007	0.01

September 30, 2006	0.03

September 30, 2005	0.08

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

Percentage of
	Per share	average net assets

Class A	<$0.01	<0.01%

Class B	<0.01	<0.01

Class C	<0.01	<0.01

Class M	<0.01	<0.01

Class R	<0.01	<0.01

Class Y	<0.01	<0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.10% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May, 31 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

54	Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds, the fee will apply to shares held for 90 days or less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less or 30 days or less, depending on the fund. Please read the prospectus of the applicable fund for more details.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll free at

1-800-225-1581.

Prospectus	55

For more information about
Putnam Asset Allocation Funds

The funds’ SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the funds’ most recent annual report to their shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The funds’ annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the funds on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the funds’ file number.

Communications from Putnam other than those included with the prospectus in this package are provided in the English language.

Putnam Investments
One Post Office Square
Boston, MA 02109

1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

File No. 811-7121	NP059S 260677 2/10